UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Zimmer Biomet Holdings, Inc. (the “Company”) held its annual meeting of stockholders on May 12, 2017. Stockholders took the following actions:

•	elected eleven (11) directors for one-year terms ending at the 2018 annual meeting of stockholders (Proposal 1);

•	ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 (Proposal 2);

•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 3); and

•	cast, on an advisory basis, a majority of votes in favor of a frequency of one year for the holding of future advisory votes on executive compensation (Proposal 4).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstained	Broker Non- Votes
Christopher B. Begley	156,106,016	905,697	346,948	15,322,841
Betsy J. Bernard	156,292,247	905,661	160,753	15,322,841
Gail K. Boudreaux	155,625,654	1,580,778	152,229	15,322,841
David C. Dvorak	153,757,150	1,192,626	2,408,885	15,322,841
Michael J. Farrell	156,200,780	986,578	171,303	15,322,841
Larry C. Glasscock	154,286,017	2,899,521	173,123	15,322,841
Robert A. Hagemann	156,518,347	669,036	171,278	15,322,841
Arthur J. Higgins	147,175,383	10,012,694	170,584	15,322,841
Michael W. Michelson	156,383,688	802,655	172,318	15,322,841
Cecil B. Pickett, Ph.D.	156,303,879	886,058	168,724	15,322,841
Jeffrey K. Rhodes	156,399,560	785,001	174,100	15,322,841

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
170,775,072	1,741,672	164,758	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)

For	Against	Abstained	Broker Non-Votes
144,554,233	11,306,266	1,498,162	15,322,841

Proposal 4 – Advisory Vote on the Frequency of Future Say on Pay Votes

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
139,964,763	705,510	16,418,681	269,707	15,322,841

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold future Say on Pay votes on an annual basis until such time as the next advisory vote on frequency is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary